Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1904

                   Defensive Equity & Income Portfolio 2018-3



                          Supplement to the Prospectus

As a result of a previously announced spin-off, on October 29, 2018, holders of Honeywell International, Inc. ("HON") common stock received 1 share of Resideo Technologies, Inc. ("REZI") common stock for every 6 shares of HON held as of October 16, 2018.

Notwithstanding anything to the contrary in the Prospectus, your Portfolio now holds, and will continue to purchase, shares of both HON and REZI.

Supplement Dated:  October 29, 2018